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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported): JULY 22, 1999



                            KANEB PIPE LINE PARTNERS, L.P.
                (Exact name of registrant as specified in its charter)



               DELAWARE            001-10311              75-2287571
(State or other jurisdiction  (Commission File No.)    (I.R.S. Employer
     of Organization)                                  Identification No.)



     2435 NORTH CENTRAL EXPRESSWAY
     RICHARDSON, TEXAS                                      75080
     (Address of Principal Executive Offices)             (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 699-4000


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ITEM 5.  OTHER EVENTS

     Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the
"Registrant"), entered into an Underwriting Agreement, dated July 22, 1999 (the
"Underwriting Agreement"), among the Registrant, Kaneb Pipe Line Company, a
Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of 2,250,000 units. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K.

     On July 23, 1999, Kaneb Pipe Line Partners, L.P., issued a press release announcing the public offering of 2,250,000 units. This press release is included as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

     1.1  --   Underwriting Agreement, dated July 22, 1999, among the
               Registrant, Kaneb Pipe Line Company, and the underwriters
               named therein.

     99.1 -- Press Release of Kaneb Pipe Line Partners, L.P., announcing the offering of 2,250,000 units.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANEB PIPE LINE PARTNERS, L.P., by Kaneb Pipe
                                   Line Company, as General Partner



                                   By:  MICHAEL R. BAKKE
                                      Michael R. Bakke, Assistant Controller


                                     KPL-1
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                                   EXHIBIT INDEX

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

Exhibit No.         Description
-----------         -----------
1.1                 Underwriting Agreement, dated July 22, 1999, among the
                    Registrant, Kaneb Pipe Line Company, and the underwriters
                    named therein.

99.1 Press Release of Kaneb Pipe Line Partners, L.P., announcing the offering of 2,250,000 units.


                                     KPL-2